UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2025

Columbus Circle Capital Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42653	99-3947168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 24th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792-5600

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CCCMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCCM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCCMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On June 23, 2025, Columbus Circle Capital Corp I, a Cayman Islands exempt company (“CCCM”), and ProCap BTC, LLC, a Delaware limited liability company (“ProCap BTC”), issued a joint press release announcing that CCCM, ProCap BTC and ProCap Financial, Inc., a Delaware corporation (“ProCap Financial”), have entered into a definitive business combination agreement (the “Business Combination Agreement”), dated as of June 23, 2025 (the “Signing Date”), with Crius SPAC Merger Sub, Inc., a Delaware corporation (“SPAC Merger Sub”), Crius Merger Sub, LLC, a Delaware limited liability company (“Company Merger Sub”), and Inflection Points Inc, d/b/a Professional Capital Management, a Delaware corporation (“Seller”, and collectively with CCCM, ProCap BTC, ProCap Financial and the other parties to the Business Combination Agreement, the “Parties”). A copy of the press release (“Press Release”) is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Also attached, as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference, is an investor presentation (the “Investor Presentation”) that will be used by the Parties in connection with the transactions contemplated by the Business Combination Agreement and other transactions described below.

The Press Release and the Investor Presentation are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 or 99.2.

Item 8.01 Other Events

On June 23, 2025, CCCM announced that it had entered into the Business Combination Agreement, pursuant to which, among other things, subject to the terms and conditions set forth in such agreement, (a) at least one business day prior to the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement, CCCM will de-register from the Registrar of Companies of the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to Part 12 of the Companies Act (Revised) of the Cayman Islands and upon the Closing; (b) in connection with the Closing, SPAC Merger Sub will merge with and into CCCM with CCCM continuing as the surviving entity (the “SPAC Merger”), in connection with which each security of CCCM outstanding immediately prior to the effective time of the SPAC Merger will be cancelled in exchange for the right of CCCM security holders to receive substantially equivalent securities of ProCap Financial; and (c) in connection with the Closing, Company Merger Sub will merge with and into ProCap BTC, with ProCap BTC continuing as the surviving entity (the “Company Merger”, and, together with SPAC Merger, the “Mergers”), in connection with which all of the outstanding ProCap BTC common units and Preferred Units (as defined below) outstanding as of immediately prior to the effective time of the Company Merger (the “Company Merger Effective Time”) will be cancelled in exchange for the right of holders of such units to receive newly-issued shares of common stock, par value $0.0001 per share, of ProCap Financial (“Pubco Common Stock”), including, to the extent applicable, certain Adjustment Shares (as defined below), as further described below. As a result of the Mergers and the other transactions contemplated by the Business Combination Agreement (the “Business Combination”), CCCM and ProCap BTC will become wholly-owned subsidiaries of ProCap Financial and ProCap Financial will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement. Proceeds from the proposed Business Combination, if any, after satisfaction of redemption payments to CCCM’s public shareholders and transaction expenses, are expected to be used by ProCap Financial to purchase bitcoin, in connection with ProCap Financial’s business plans and strategies, as further described below.

In connection with the proposed Business Combination, (a) certain “qualified investors” (defined to include “qualified institutional buyers”, as defined in Rule 144A of the Securities Act, and institutional “accredited investors”, as defined in Rule 506 of Regulation D) (the “Preferred Equity Investors”) subscribed to purchase non-voting preferred units of ProCap BTC (“Preferred Units”) in a private placement of an aggregate amount of approximately $516.5 million of such Preferred Units (the “Preferred Equity Investment”), in consideration for which, at the Closing, the Preferred Equity Investors will receive shares of Pubco Common Stock at a ratio of 1.25 times the number of Preferred Units held by such investors as of immediately prior to the Company Merger Effective Time, as well as Adjustment Shares, if issued, as further described below, and (b) certain qualified investors (the “Convertible Note Investors”) have entered into subscription agreements pursuant to which the Convertible Note Investors agreed to purchase convertible notes (“Convertible Notes”) issuable upon the Closing by ProCap Financial, an aggregate principal amount of approximately $235 million (the “Convertible Note Financing” and, together with the Preferred Equity Investment and the Business Combination, the “Proposed Transactions”). Subscriptions to purchase Convertible Notes, which will have a 130% conversation rate, zero interest rate, and maturity of up to 36 months, will be funded prior to the issuance of the Convertible Notes in connection with the Closing (the “Issuance Date”). The Convertible Notes will be two (2) times collateralized by cash, cash equivalents or a portion of the bitcoin assets purchased with the proceeds from the transactions related to the Business Combination, as further described below; U.S. Bank National Trust, N.A. will serve as collateral agent and trustee with regard to the Convertible Notes and associated indenture and security arrangements. Proceeds from the Convertible Note Financing are expected to be utilized by ProCap Financial for purposes of acquiring additional bitcoin (“Purchased Bitcoin”) for working capital purposes. Prior to the Closing, the Parties intend to take actions necessary for the Convertible Notes to have an associated 144A CUSIP number to facilitate the possibility of future post-Closing trading amongst QUIBS; however, the Convertible Notes are not expected to otherwise be registered or tradeable.

The proceeds from the Preferred Equity Investment will be utilized, within 15 days following the Signing Date, to purchase bitcoin assets (the “Signing BTC Assets”), to be held pursuant to a custodial arrangement with Anchorage Digital Bank N.A. (the “Custodian”), at a price determined based on the time weighted average price of the Signing BTC Assets price over the timeline for such purchases (the “Signing BTC Price”). The Signing BTC Assets will remain in a custodial account maintained by the Custodian until the Closing of the proposed Business Combination. From and after the Issuance Date, cash, cash equivalents and/or a portion of the Signing BTC Assets and Purchased Bitcoin will be utilized as collateral to secure the Convertible Notes in accordance with terms of an indenture and related collateral agreements.

If the Closing does not occur, the Preferred Equity Investors will have a right to receive their respective pro rata portion of the Signing BTC Assets or may elect to liquidate their pro rata portion of the Signing BTC Assets for cash. In the event that the price of bitcoin at the Closing (to be determined prior to the Closing by the average price over a ten (10)-day period preceding the date that is three (3) days prior to the Closing as further described in the Business Combination Agreement, the “Closing BTC Price”) is higher than the Signing BTC Price, the number of shares of Pubco Common Stock issuable to the Seller (in respect of 10,000,000 shares of Pubco Common Stock to be issued to the Seller at the Closing), on the one hand, and to the Preferred Equity Investors (including the Seller), collectively, on the other, will be increased based on the difference between the Closing BTC Price and the Signing BTC Price, up to a $200,000 limit on such Closing BTC Price (such additional shares, if any, the “Adjustment Shares”), with eighty-five percent (85%) of such Adjustment Shares to be allocated to the Preferred Equity Investors, pro rata, and fifteen percent (15%) of such Adjustment Shares to be allocated to the Seller. In no event will the Preferred Equity Investors receive shares of Pubco Common Stock in a number lesser than 1.25x the Preferred Units issued to such investors at the Signing Date, nor will the Seller receive less than ten million (10,000,000) shares of Pubco Common Stock at the Closing, all of the foregoing as further described in the Business Combination Agreement.

Additional Information and Where to Find It

ProCap Financial and CCCM intend to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of CCCM and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of CCCM as of a record date to be established for voting on the Proposed Transactions and other matters as described in the Proxy Statement/Prospectus. CCCM and/or ProCap Financial will also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CCCM AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CCCM’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CCCM, PROCAP BTC, PROCAP FINANCIAL AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CCCM and ProCap Financial, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Columbus Circle Capital Corp. I, 3 Columbus Circle, 24th Floor, New York, NY 10019; e-mail: IR@ColumbusCircleCap.com, or upon written request to ProCap Financial Inc. at 600 Lexington Ave., Floor 2, New York, NY 10022, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The offer and sale of the Convertible Notes to be issued by ProCap Financial and the Preferred Units of ProCap BTC sold in connection with the Proposed Transactions has not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in Solicitation

CCCM, ProCap BTC, ProCap Financial and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CCCM’s shareholders in connection with the Proposed Transactions. A list of the names of such persons, and information regarding their interests in the Proposed Transactions and their ownership of CCCM’s securities are, or will be, contained in CCCM’s filings with the SEC, including the final prospectus for CCCM’s initial public offering filed with the SEC on May 19, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CCCM’s shareholders in connection with the Proposed Transactions, including the names and interests of ProCap BTC’s and ProCap Financial’s respective directors or managers and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by ProCap Financial and CCCM with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CCCM, ProCap BTC or ProCap Financial, or any commodity or instrument or related derivative of CCM or ProCap Financial, nor shall there be any sale of any such securities, commodities, instruments or related derivatives in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities, commodities, instruments or derivatives shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions involving ProCap Financial, ProCap BTC, and CCCM, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding ProCap BTC, ProCap Financial, CCCM and the Proposed Transactions, statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the assets that may be held by ProCap BTC and ProCap Financial and the value thereof, the price and volatility of bitcoin, bitcoin’s growing prominence as a digital asset and as the foundation of a new financial system, ProCap Financial’s listing on any securities exchange, the macro and political conditions surrounding bitcoin, the planned business strategy including ProCap Financial’s ability to develop a corporate architecture capable of supporting financial products built with and on bitcoin including native lending models, capital market instruments, and future innovations that will replace legacy financial tools with bitcoin-aligned alternatives, plans and use of proceeds, objectives of management for future operations of ProCap Financial, the upside potential and opportunity for investors, ProCap Financial’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Proposed Transactions, the satisfaction of closing conditions to the Proposed Transactions and the level of redemptions of CCCM’s public shareholders, and ProCap Financial’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CCCM’s securities; the risk that the Proposed Transactions may not be completed by CCCM’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of CCCM’s shareholders; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of the CCCM’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of CCCM or the shares of Pubco Common Stock to be listed in connection with the Proposed Transactions; the insufficiency of the third-party fairness opinion for the board of directors of CCCM in determining whether or not to pursue the Proposed Transactions; the failure of ProCap Financial to obtain or maintain the listing of its securities on any securities exchange after Closing of the Proposed Transactions; risks associated with CCCM, ProCap BTC and ProCap Financial’s ability to consummate the Proposed Transactions timely or at all, including in connection with potential regulatory delays or impediments, changes in bitcoin prices or for other reasons; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to ProCap Financial’s anticipated operations and business, including the highly volatile nature of the price of bitcoin; the risk that ProCap Financial’s stock price will be highly correlated to the price of bitcoin and the price of bitcoin may decrease between the signing of the definitive documents for the Proposed Transactions and the Closing of the Proposed Transactions or at any time after the Closing of the Proposed Transactions; asset security and risks associated with CCCM, ProCap BTC and ProCap Financial’s ability to consummate the Proposed Transactions timely or at all, including in connection with potential regulatory delays or impediments, changes in bitcoin prices or for other reasons; risks related to increased competition in the industries in which ProCap Financial will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks related to the ability of ProCap BTC and ProCap Financial to execute their business plans; the risks that launching and growing ProCap Financial’s bitcoin treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing ProCap Financial’s business plan, due to operational challenges, significant competition and regulation; risks associated with the possibility of ProCap Financial being considered to be a “shell company” by any stock exchange on which ProCap Financial’s common stock will be listed or by the SEC, which may impact ProCap Financial’s ability to list Pubco Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of ProCap Financial to raise capital after the Closing; the outcome of any potential legal proceedings that may be instituted against ProCap Financial, ProCap BTC, CCCM or others in connection with or following announcement of the Proposed Transactions, and those risk factors discussed in documents that ProCap Financial and/or CCCM filed, or that will be filed, with the SEC, including as will be set forth in the Registration Statement to be filed with the SEC in connection with the Proposed Transactions.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, CCCM’s Quarterly Reports on Form 10-Q and CCCM’s Annual Reports on Form 10-K that will be filed by CCCM from time to time, the Registration Statement that will be filed by ProCap Financial and CCCM and the Proxy Statement/Prospectus contained therein, and other documents that have been or will be filed by CCCM and ProCap Financial from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither CCCM nor ProCap Financial presently know or that CCCM and ProCap Financial currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of CCCM, ProCap BTC, and ProCap Financial assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CCCM, ProCap BTC, nor ProCap Financial gives any assurance that any of CCCM, ProCap BTC or ProCap Financial will achieve their respective expectations. The inclusion of any statement in this Current Report does not constitute an admission by CCCM, ProCap BTC or ProCap Financial or any other person that the events or circumstances described in such statement are material.

Media Contacts

Ebony Lewkovitz

ebony@edencommunications.com

Larissa Bundziak

larissa@edencommunications.com

IR@ColumbusCircleCap.com

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 23, 2025.
99.2	Investor Presentation, dated June 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2025

COLUMBUS CIRCLE CAPITAL CORP I

By:	/s/ Gary Quin
Name:	Gary Quin
Title:	Chief Executive Officer